EXHIBIT 10.72

                 AMENDMENT TO TRITON EXPLORATION SERVICES, INC.
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                               401(K) SAVINGS PLAN
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     This  Amendment  to  Triton  Exploration Services, Inc. 401(k) Savings Plan
(this "Amendment") is executed by Triton Exploration Services, Inc., a Delaware corporation (the "Company"), effective as of May 11, 1999.

                                    RECITALS:
                                    --------

A. The Company is the sponsor of the Triton Exploration Services, Inc. 401(k) Savings Plan, as amended and/or restated (the "Plan"); and

B. The Board of Directors has adopted certain amendments to the Plan effective as of May 11, 1999.

NOW,  THEREFORE,  the  Plan  is  amended  in  the  following  respects:

1. The third sentence of Section 1.40 of the Plan, which is the first sentence of Section 1.40 following the table, is hereby amended to read in its enterety as follows:

"Notwithstanding the foregoing, a Participant's Vested Percentage will be 100% if a 'Change in Control' of Triton Energy Limited ('TEL') occurs. For purposes of this Section, Change in Control means the occurrence of any of the following events:

(a) There shall be consummated (x) any consolidation, amalgamation, merger or other form of business combination of TEL, or to which TEL is a party, in which
(I) TEL is not the continuing or surviving corporation or (II) where TEL is the continuing or surviving corporation, TEL's Ordinary Shares would be converted into cash, securities or other property, or the holders of TEL's Ordinary Shares immediately prior to the consolidation, amalgamation, merger or other form of business combination would represent less than a majority of the common stock or ordinary shares of the surviving corporation immediately after the consolidation, amalgamation, merger or other form of business combination, or
(y) any sale, lease, exchange or other transfer (excluding transfer by way of pledge or hypothecation), in one transaction or a series of related transactions, of all, or substantially all, of the assets of TEL;

(b) The shareholders of TEL approve any plan or proposal for the liquidation or dissolution of TEL;

(c) Any 'person' (as such term is defined in Section 3(a)(9) or Section 13(d)(3) under the Securities Exchange Act of 1934, as amended (the '1934 Act')) or any 'group' (as such term is used in Rule 13d-5 promulgated under the 1934 Act), other than TEL or any successor of TEL or any subsidiary of TEL or any employee benefit plan of TEL or any subsidiary (including such plan's trustee), becomes, without the prior approval of the Board of Directors of TEL (the 'Board'), a beneficial owner for purposes of Rule 13d-3 promulgated under the 1934 Act, directly or indirectly, of securities of TEL representing 25.0% or more of TEL's then outstanding securities having the right to vote in the election of Directors of TEL; or

(d) During any period of two consecutive years, individuals who, at the beginning of such period constituted the entire Board (the 'Incumbent Directors'), cease for any reason (other than death) to constitute a majority of the Directors of TEL, unless the election, or the nomination for election, by TEL's shareholders, of each new Director of TEL was approved by a vote of at least two-thirds of the Incumbent Directors (so long as such new Director was not nominated by a person who expressed an intent to effect a change in control of TEL or engage in a proxy or other control contest) in which case such new Director shall be considered an Incumbent Director."

     2. Except as amended by the provisions of this Amendment, all other provisions of the Plan remain in full force and effect.

     IN WITNESS WHEREOF, the Company has caused this Amendment to be executed by its duly authorized officer effective as of May 11, 1999.

                              TRITON  EXPLORATION  SERVICES,  INC.




                              By:_________________________________
                                 A.E. Turner, III, Senior Vice President and
                                 Chief Operating Officer